Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Ameritas Advisor No-Load VA and

Ameritas Advisor VUL®

Prospectuses Dated May 1, 2018

Supplement Dated July 11, 2018

Effective July 1, 2018, the following information replaces the existing disclosure in the Portfolio Company Operating Expenses table in your Policy prospectus for the respective portfolio:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
T. ROWE PRICE
Blue Chip Growth	0.85%	-	-	-	0.85%	0.10%	0.75%	(1)	(2)

T. Rowe Price (1) T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the fund's management fees to 0.75% of the fund's average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund's Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.
T. Rowe Price (2) Restated to reflect current fees.

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 775 7-18